Shareholders' Equity	12 Months Ended
Sep. 30, 2013
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Shareholders’ Equity

At September 30, 2013, there were 300 million shares of ENR stock authorized, of which approximately 0.3 million shares were reserved for issuance under the 2000 Incentive Stock Plan and 1.8 million shares were reserved for issuance under the 2009 Incentive Stock Plan.

Beginning in September 2000, the Company’s Board of Directors has approved a series of resolutions authorizing the repurchase of shares of Energizer common stock, with no commitments by the Company to repurchase such shares. In April 2012, the Board of Directors approved the repurchase of up to ten million shares. This authorization replaced a prior stock repurchase authorization, which was approved in July 2006. The Company did not repurchase any shares of the Company's common stock, other than a small number of shares related to the net settlement of certain stock awards for tax withholding purposes, during the twelve months ended September 30, 2013. The Company has approximately six million shares remaining under the above noted Board authorization to repurchase its common stock in the future. Future share repurchases, if any, would be made on the open market, privately negotiated transactions or otherwise, in such amounts and at such times as the Company deems appropriate based upon prevailing market conditions, business needs and other factors.

For the twelve months ended September 30, 2013, total dividends declared to shareholders were $108.1 of which $105.6 were paid.

Subsequent to the end of fiscal 2013, on November 4, 2013, the Company's Board of Directors declared a dividend for the first quarter of fiscal 2014 of $0.50 per share of Common Stock, which will be paid on December 17, 2013 and is expected to be approximately $31.

On June 4, 2013, the Company retired approximately 43 million shares of its treasury stock. These shares are now authorized but unissued. In accordance with ASC section 505, the treasury stock retirement resulted in a reduction of the following on the Company's Consolidated Balance Sheet: treasury stock by $2,146.5, common stock by $0.4 and retained earnings by $2,146.1. There was no effect on the Company's total shareholders' equity as a result of the retirement.